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                                                               Exhibit 10.1(d)

                          DEFICIENCY GUARANTY AGREEMENT

            This DEFICIENCY GUARANTY AGREEMENT (this "Guaranty") is made as of May 30, 2000, by SONESTA INTERNATIONAL HOTELS CORPORATION, a New York corporation ("Guarantor"), in favor of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender").

                                    Recitals

            A. On or about January 6, 1997, Lender made a $22,880,000.00 loan (the "Original Cambridge Loan") to Sonesta of Massachusetts, Inc., a Massachusetts corporation, and Roger P. Sonnabend, Peter J. Sonnabend, and Boy A.J. van Riel, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South, Commonwealth of Massachusetts, Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South, Commonwealth of Massachusetts, Deeds Book 11160, Page 359 (collectively, the "Cambridge Borrower").

            B. The Original Cambridge Loan is evidenced by a Promissory Note dated as of December 18, 1996, in the original principal amount of the Original Cambridge Loan executed by Cambridge Borrower for the benefit of Lender (the "Original Cambridge Note"), and is secured by, among other things, a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents (the "Original Cambridge Mortgage") dated as of December 18, 1996 executed by Cambridge Borrower for the benefit of Lender and encumbering certain real property commonly known as the Royal Sonesta Hotel, Cambridge, Massachusetts, and more particularly described in the Original Cambridge Mortgage (the "Cambridge Property").

            C. The Original Cambridge Note, the Original Cambridge Mortgage, and each other document executed by Cambridge Borrower and evidencing or securing the Original Cambridge Loan, are referred to herein, collectively, as the "Original Cambridge Loan Documents."

            D. On or about the date hereof, Lender is making an additional advance to Cambridge Borrower in the amount of $19,865,733.64 (the "Cambridge Additional Advance"), such that the aggregate indebtedness owing by Cambridge Borrower to Lender under the Original Cambridge Loan and the Cambridge Additional Advance will be, as of the date of such advance, $41,000,000.00.

            E. Pursuant to an Amended and Restated Promissory Note (the "Cambridge Note") of even date herewith in the original principal amount of $41,000,000.00, Cambridge Borrower and Lender are consolidating, amending and restating the Original Cambridge Note to, among other things, evidence the Cambridge Additional Advance.
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            F. Lender is also making a $31,000,000.00 loan (the "Key Biscayne
Loan") to Sonesta Beach Resort Limited Partnership, a Delaware limited partnership (the "Key Biscayne Borrower"), an affiliate of Cambridge Borrower. The Key Biscayne Loan is (a) evidenced by a Consolidated and Renewed Promissory Note of even date herewith in the original principal amount of the Key Biscayne Loan (the "Key Biscayne Note"), and (b) secured by, among other things, a Consolidated, Amended and Restated Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Key Biscayne Borrower for the benefit of Lender (the "Key Biscayne First Mortgage," and, together with the Key Biscayne Note and all other documents evidencing and/or securing the Key Biscayne Loan, the "Key Biscayne Loan Documents") encumbering certain real property commonly known as the Sonesta Beach Resort, Key Biscayne, Florida, and more particularly described in the Key Biscayne Mortgage (the "Key Biscayne Property").

            G. All of the beneficial interests in the Cambridge Borrower are owned by Guarantor. Guarantor is also the indirect and ultimate owner of 99% of the beneficial interests in the Key Biscayne Borrower.

            H. In connection with the Cambridge Additional Advance and pursuant to that certain Mortgage and Loan Modification Agreement by and between Cambridge Borrower and Lender of even date herewith (the "Cambridge Modification Agreement"), Cambridge Borrower and Lender are also amending certain terms of the Original Cambridge Mortgage and the other Original Cambridge Loan Documents to, among other things, (i) secure the Cambridge Note, (ii) secure the repayment of the Key Biscayne Loan and the Key Biscayne Borrower's obligations under the Key Biscayne Loan Documents, and (iii) cross default the Cambridge Loan and the Key Biscayne Loan. The loan evidenced by the Cambridge Note is referred to herein as the "Cambridge Loan." The Original Cambridge Mortgage, as modified by the Cambridge Modification Agreement, is referred to herein as the "Cambridge Mortgage." The Original Cambridge Loan Documents, as modified by the Cambridge Modification Agreement, together with the Cambridge Note and all other documents evidencing or executed in connection with the Cambridge Additional Advance are referred to herein as the "Cambridge Loan Documents."

            I. As a condition to Lender making the Cambridge Additional Advance to the Cambridge Borrower and the Key Biscayne Loan to Key Biscayne Borrower, Lender has required Key Biscayne Borrower to execute a Non-Recourse Guaranty Agreement of even date herewith (the "Non Recourse Guaranty"), whereby Key Biscayne Borrower is agreeing to guarantee the payment and performance of the Cambridge Borrower's obligations under the Cambridge Note and the other Cambridge Loan Documents, and Lender has required Key Biscayne Borrower to secure Key Biscayne Borrower's obligations under the Non-Recourse Guaranty with a second Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Key Biscayne Borrower for the benefit of Lender encumbering the Key Biscayne Property (the "Key Biscayne Second Mortgage") in the maximum amount of $20,000,000.00.

            J. As a condition to Lender making the Cambridge Additional Advance to the Cambridge Borrower and the Key Biscayne Loan to Key Biscayne Borrower, and in
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consideration of Lender's agreement to limit recovery under the Key Biscayne
Second Mortgage to $20,000,000.00, Lender has required Guarantor to execute this Guaranty, whereby Guarantor is agreeing to guarantee any deficiency balance remaining under the Cambridge Loan following the foreclosure (or deed-in-lieu thereof) of the Cambridge Mortgage, subject to the terms, conditions and limitations hereinafter provided.

            K. The execution and delivery of this Guaranty by Guarantor (a) is a condition to Lender's willingness to make the Cambridge Additional Advance to Cambridge Borrower and modify the Original Cambridge Loan, and Lender's willingness to make the Key Biscayne Loan to Key Biscayne Borrower, (b) is made in order to induce Lender to make the Cambridge Additional Advance and the Key Biscayne Loan, and modify the Original Cambridge Loan and (c) is made in recognition that Lender will be relying upon this Guaranty in making the Cambridge Additional Advance and the Key Biscayne Loan and modifying the Original Cambridge Loan and performing any other obligations Lender may have under the Cambridge Loan Documents or the Key Biscayne Loan Documents.

                                    Agreement

            NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound, Guarantor agrees as follows:

            1. Consideration. Guarantor acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Cambridge Additional Advance to Cambridge Borrower, modifying the Original Cambridge Loan and making the Key Biscayne Loan to Key Biscayne Borrower, that Guarantor has received adequate consideration for executing this Guaranty, and that Lender would not make the Cambridge Additional Advance or the Key Biscayne Loan if Guarantor did not execute this Guaranty.

            2. Guaranty. Subject to the limitations set forth in Section 4 of this Guaranty, Guarantor hereby guarantees to Lender the prompt payment of an amount equal to (a) any deficiency balance (the "Deficiency") remaining under the Cambridge Loan following, and established pursuant to, the foreclosure (or grant by Cambridge Borrower of a deed-in-lieu of foreclosure) of the Cambridge Mortgage (the "Cambridge Foreclosure"), less (b) $20,000,000.00. The Deficiency shall equal the positive difference, if any, between the amount of all outstanding obligations of Cambridge Borrower under the Cambridge Loan, less (a) in the case of a foreclosure of the lien of the Cambridge Mortgage, the amount realized (in cash or through offset against such outstanding obligations by Lender's foreclosure bid) at the foreclosure sale or sales of the Cambridge Property, or (b) in the case of a deed-in-lieu of foreclosure granted by Cambridge Borrower, the fair market value of the Cambridge Property as determined by an appraisal process that shall follow the same procedures and guidelines set forth in Section 4(b) for the appraisal of the Key Biscayne Property, except applied to the Cambridge Property. The obligations of Guarantor set forth in this Section 2 are referred to herein as the "Obligations." Guarantor agrees that this is a guaranty of payment and performance, and not of collection.

            3. Recourse Obligations. The obligations of Guarantor under this Guaranty are full-recourse, personal obligations of Guarantor, notwithstanding that the obligations under
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the Cambridge Note and the other Cambridge Loan Documents may be non-recourse to the Cambridge Borrower and that the obligations of Key Biscayne Borrower under the Non-Recourse Guaranty may be non-recourse to Key Biscayne Borrower, and notwithstanding any exculpatory provision set forth in the Cambridge Note, the other Cambridge Loan Documents, the Non-Recourse Guaranty or the Key Biscayne Second Mortgage limiting Lender's recourse to property encumbered by the Cambridge Mortgage or the Key Biscayne Second Mortgage or to any other security given as collateral for the Cambridge Loan.

            4. Limitations on Liability.

                  (a) Notwithstanding anything to the contrary contained herein,
      (i) Guarantor shall have no obligations under this Guaranty if the Deficiency shall be less than or equal to $20,000,000.00, and (ii) the Obligations, if any, shall be limited to an amount equal to the Fair Market Value of the Key Biscayne Property, as determined pursuant to
      Section 4(b) below, less the sum of (A) the then outstanding balance of the Key Biscayne Loan, plus (B) $20,000,000.00.

                  (b) If the amount of the Deficiency shall exceed $20,000,000.00, then within five (5) days following the determination of such Deficiency, Guarantor and Lender shall together endeavor in good faith to establish the fair market value (the "Fair Market Value") of the Key Biscayne Property. If, within such five (5) day period (the "Negotiation Period"), Guarantor and Lender are unwilling or unable to mutually agree upon the Fair Market Value of the Key Biscayne Property as set forth above, then Guarantor, within fourteen (14) days following the expiration of the Negotiation Period, will deliver to Lender its written estimation of the Fair Market Value, as determined by Guarantor ("Guarantor's Value Determination"). If Guarantor shall fail to deliver Guarantor's Value Determination, then the Fair Market Value set forth in Lender's Value Determination (hereinafter defined) will be the Fair Market Value. Lender will have fourteen (14) days from the date of Guarantor's delivery of Guarantor's Value Determination to notify Guarantor of Lender's acceptance of Guarantor's Value Determination or deliver to Guarantor its written estimation of the Fair Market Value ("Lender's Value Determination"). If Lender does not deliver Lender's Value Determination to Guarantor within such fourteen (14) day period, Lender will be deemed to have accepted Guarantor's Value Determination and the Fair Market Value set forth in Guarantor's Value Determination will be the Fair Market Value. If Lender does deliver Lender's Value Determination within such fourteen (14) day period, then Guarantor and Lender will have an additional ten (10) days from the date of delivery of Lender's Value Determination to negotiate the Fair Market Value acceptable to both Guarantor and Lender. If no agreement can be reached as to the Fair Market Value within such (10) day period, then within five (5) days after such ten (10) day period expires, Guarantor and Lender will seek to agree in writing on a mutually acceptable appraiser that has at least seven (7) years' full-time commercial appraisal experience in appraising hotel properties and is a member of the American Institute of Real Estate Appraisers (M.A.I.) or, if such Institute does not then exist, a member of the successor organization or an organization of substantially equivalent stature (the "Appraiser"). If, within such five (5) day period,

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      Guarantor and Lender are unable to agree in writing on the appointment of the Appraiser, then each party, within three (3) days, shall notify the other in writing of an M.A.I. appraiser of its choosing, and those two appraisers shall select the Appraiser within three (3) days. The Appraiser will be a person who has not previously acted in any capacity for either party and who meets the foregoing experience qualifications. If either party fails to timely identify an M.A.I. appraiser of its choosing to participate in the process of selecting the Appraiser, the M.A.I. identified by the other party shall select the Appraiser. Within forty-five (45) days following his or her appointment, the Appraiser will review Guarantor's Value Determination and Lender's Value Determination of the Fair Market Value and such other information (including his or her own appraisal of the Key Biscayne Property) as he or she deems necessary and will determine whether Guarantor's Value Determination or Lender's Value Determination of the Fair Market Value is more reasonable. The Appraiser will immediately notify the parties of his or her determination of whether the Guarantor's Value Determination or Lender's Value Determination is more reasonable, and such determination will be the Fair Market Value for the Key Biscayne Property.

            5. Guaranty is Independent and Absolute. The obligations of Guarantor hereunder are independent of the obligations of Cambridge Borrower and Key Biscayne Borrower and of any other person who may become liable with respect to the Obligations. Guarantor is jointly and severally liable with Cambridge Borrower and Key Biscayne Borrower and with any other guarantor for the full and timely payment and performance of all of the Obligations. Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor (or any other guarantor), whether or not any action is brought against Cambridge Borrower, Key Biscayne Borrower, any other guarantor or any other person for any Obligations guaranteed hereby and whether or not Cambridge Borrower, Key Biscayne Borrower, any other guarantor or any other persons are joined in any action against Guarantor. Guarantor further agrees that except as otherwise provided in this Guaranty, Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any person or with respect to any security in any order or simultaneously or in any other manner. All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Cambridge Note, the Non-Recourse Guaranty, the Key Biscayne Second Mortgage or any other Cambridge Loan Document, and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of Cambridge Borrower or Key Biscayne Borrower in respect of, the Obligations.

            6. Authorizations to Lender. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the Cambridge Note, including increasing the rate or rates of interest thereunder agreed to by Cambridge Borrower, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of
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the Cambridge Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender's discretion, may determine; (d) except as otherwise provided in this Guaranty, to proceed against Cambridge Borrower, Guarantor or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute Cambridge Borrower, any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Cambridge Borrower, Guarantor, or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

            7. Application of Payments Received by Lender. Any sums of money Lender receives from or for the account of Cambridge Borrower may be applied by Lender to reduce any of the Obligations or any other liability of Cambridge Borrower to Lender, as Lender in Lender's discretion deems appropriate.

            8. Waivers by Guarantor. In addition to all waivers expressed in any of the Cambridge Loan Documents, all of which are incorporated herein by Guarantor, Guarantor hereby waives (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Cambridge Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon Cambridge Borrower; (d) any right to require Lender to proceed against or exhaust any security or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) until such time as the Obligations shall be satisfied, any right of subrogation or to enforce any remedy which Lender may have against Cambridge Borrower and any right to participate in any security now or hereafter held by Lender and any right to reimbursement from the Cambridge Borrower for amounts paid to Lender by Guarantor; (h) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of Cambridge Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of Cambridge Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Guarantor hereunder; (k) any right to plead or assert any election of remedies by Lender; and (l) any other defenses available to a surety under applicable law.

            9. Bankruptcy Reimbursements. Guarantor hereby agrees that if any amounts paid to Lender by Cambridge Borrower or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts so recovered from Lender (together with interest thereon at the default rate set forth in
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the Cambridge Note from the date ten (10) days following demand therefor until paid), and, for this purpose, this Guaranty shall survive repayment of the Cambridge Loan. Without limiting the foregoing, Guarantor shall pay all costs and expenses incurred by Lender in connection with any bankruptcy proceeding of Cambridge Borrower, Guarantor or any other party liable for payment and satisfaction of the Obligations, including attorneys' fees and expenses.

            10. Jurisdiction and Venue. Guarantor hereby submits itself to the jurisdiction and venue of any state court located in Middlesex County, Massachusetts, or federal court located in the Commonwealth of Massachusetts, in connection with any action or proceeding brought for enforcement of Guarantor's obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations, for purposes of litigation to enforce such obligations. Guarantor agrees that service of process upon Guarantor shall be complete upon delivery thereof in any manner permitted by law.

            11. Assignability. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender's successors and assigns. This Guaranty shall follow the Cambridge Note and other Cambridge Loan Documents which are for the benefit of Lender, and, in the event the Cambridge Note and other Cambridge Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Cambridge Note and other Cambridge Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

            12. Payment of Costs of Enforcement. In the event any action or proceeding is brought to enforce this Guaranty, Guarantor shall pay all costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys' fees incurred by Lender.

            13. Notices. Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business day delivery, or
(c) on the fifth (5th) business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

                  If to Guarantor:

                  Sonesta International Hotels Corporation
                  200 Clarendon Street, 41st Floor
                  Boston, Massachusetts  02116
                  Attn:  Office of the Treasurer

                  If to Lender:

                  SunAmerica Life Insurance Company
                  1 SunAmerica Center
                  Century City
                  Los Angeles, California 90067-6022
                  Attn:  Director-Mortgage Lending and Real Estate

Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section 13.

            14. Reinstatement of Obligations. If at any time all or any part of any payment made by Guarantor or received by Lender from Guarantor under or with respect to this Guaranty is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of any Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.

            15. Severability of Provisions. If any provision hereof or of any other Cambridge Loan Document shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of the document in which such provision is set forth, the application of the provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

            16. Waiver. Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Cambridge Borrower, Guarantor, any other guarantor, or any other person with any of its obligations set forth herein or in any of the Cambridge Loan Documents, nor any practice of Cambridge Borrower or Guarantor at variance with the terms hereof or of any Cambridge Loan Documents, shall constitute a waiver of Lender's right to demand strict compliance with the terms and provisions of this Guaranty.

            17. Certain Waivers. GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING IT, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND GUARANTOR ENTERING INTO THE SUBJECT LOAN TRANSACTION.

            18. Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

                   [Balance of page intentionally left blank]

            IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                   GUARANTOR:

                                   SONESTA INTERNATIONAL HOTELS
                                   CORPORATION, a New York corporation


                                   By: /s/
                                       -----------------------------------
                                       Peter J. Sonnabend, Vice President